JACKSON NATIONAL LIFE INSURANCE COMPANY
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

1 Corporate Way
Lansing, Michigan 48951

February 17, 2014

Dear Contract owner:

Enclosed is a notice of a Special Meeting of Shareholders of the JNL/M&G Global Basics Fund (the “M&G Fund” or “Acquired Fund”), is a series of JNL Series Trust (the “Trust”). The Special Meeting of Shareholders of the Acquired Fund is scheduled to be held at the offices of the Trust, 1 Corporate Way, Lansing, Michigan 48951, on March 25, 2014 at 9:30 a.m., Eastern time (the “Meeting”). At the Meeting, the shareholders of the Acquired Fund will be asked to approve the proposal described below.

The Trust’s Board of Trustees (the “Board”) called the Meeting to request shareholder approval of the reorganization of the Acquired Fund into the JNL/Oppenheimer Global Growth Fund, a corresponding series of the Trust (the “Acquiring Fund”) (the “Reorganization”).

The Board has approved this proposal.

Both the Acquired Fund and the Acquiring Fund are managed by Jackson National Asset Management, LLC (“JNAM”) and each is sub-advised by an investment sub-adviser. If the Reorganization is approved and implemented, each person that invests directly or indirectly in the Acquired Fund will automatically become an investor in the Acquiring Fund.

An owner of an annuity contract or certificate and/or life insurance policy that participates in the Acquired Fund through the investment divisions of separate accounts established by Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York (each, an “Insurance Company”), is entitled to instruct the applicable Insurance Company how to vote the Acquired Fund shares related to the ownership interest in those accounts as of the close of business on January 31, 2014. The attached Notice of Special Meeting of Shareholders and Combined Proxy Statement and Prospectus concerning the Meeting describe the matters to be considered at the Meeting.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may vote your shares in person, even though you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet. Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented.

Very truly yours,

Mark D. Nerud
President and Chief Executive Officer
JNL Series Trust

JNL SERIES TRUST
JNL/M&G Global Basics Fund

1 Corporate Way
Lansing, Michigan 48951

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 25, 2014

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the JNL/M&G Global Basics Fund (the “M&G Fund” or “Acquired Fund”) will be held on March 25, 2014, at 9:30 a.m., Eastern time, at the offices of the JNL Series Trust (the “Trust”), located at 1 Corporate Way, Lansing, Michigan 48951 (the “Meeting”):

The Meeting will be held to act on the following proposal:

1.
To approve the Plan of Reorganization, adopted by the Trust’s Board of Trustees (the “Board”), which provides for the reorganization of the M&G Fund into the JNL/Oppenheimer Global Growth Fund, also a series of the Trust.

2.	To transact other business that may properly come before the Meeting or any adjournments thereof.

Please note that owners of variable life insurance policies or variable annuity contracts or certificates (the “Contract owners”) issued by Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York (each, an “Insurance Company”) who have invested in shares of the Acquired Fund through the investment divisions of a separate account or accounts of an Insurance Company (“Separate Account”) will be given the opportunity, to the extent required by law, to provide the applicable Insurance Company with voting instructions on the above proposals.

You should read the Combined Proxy Statement and Prospectus attached to this notice prior to completing your proxy or voting instruction card. The record date for determining the number of shares outstanding, the shareholders entitled to vote and the Contract owners entitled to provide voting instructions at the Meeting and any adjournments thereof has been fixed as the close of business on January 31, 2014. If you attend the Meeting, you may vote or give your voting instructions in person.

YOUR VOTE IS IMPORTANT

PLEASE RETURN YOUR PROXY CARD OR VOTING INSTRUCTION CARD PROMPTLY

Regardless of whether you plan to attend the Meeting, you should vote or give voting instructions by promptly completing, dating, signing, and returning the enclosed proxy or voting instruction card for the Acquired Fund in which you directly or indirectly own shares in the enclosed postage-paid envelope. You also can vote or provide voting instructions through the Internet or by telephone using the 14-digit control number that appears on the enclosed proxy or voting instruction card and following the simple instructions. If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time. The Board recommends that you vote or provide voting instructions to vote FOR the proposals.

By order of the Board,

Mark D. Nerud
President & Chief Executive Officer

February 17, 2014
Lansing, Michigan

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JACKSON NATIONAL LIFE INSURANCE COMPANY
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

INFORMATION STATEMENT
REGARDING A SPECIAL MEETING OF SHAREHOLDERS OF

JNL/M&G GLOBAL BASICS FUND
A SERIES OF JNL SERIES TRUST

TO BE HELD ON MARCH 25, 2014

DATED: February 17, 2014

GENERAL

This Information Statement is being furnished by Jackson National Life Insurance Company (“Jackson National”), or Jackson National Life Insurance Company of New York (each, an “Insurance Company” and, together, the “Insurance Companies”), each of which is a stock life insurance company, to owners of their variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contract owners”) who, as of January 31, 2014 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of their separate accounts (the “Separate Accounts”) that are invested in shares of JNL/M&G Global Basics Fund (the “M&G Fund”), a series of JNL Series Trust (the “Trust”).

The Trust is a Massachusetts business trust registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company.

Each Insurance Company is required to offer Contract owners the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Acquired Fund (the “Shares”) held by its Separate Accounts, as to how it should vote on the reorganization proposal (the “Proposal”) to be considered at the Special Meeting of Shareholders of the Acquired Fund referred to in the preceding Notice and at any adjournments (the “Meeting”). The enclosed Combined Proxy Statement and Prospectus, which you should retain for future reference, concisely sets forth information about the proposed reorganization involving the Acquired Fund and a corresponding series of the Trust that a Contract owner should know before completing the enclosed voting instruction card.

This Information Statement and the accompanying voting instruction card are being mailed to Contract owners on or about February 17, 2014.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in the investment divisions of its Separate Accounts, Contract owners are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contract owners also may provide voting instructions by phone at 1-866-298-8476 or by Internet at our website at www.proxy-direct.com.

If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the Shares in favor of the Proposal.

The number of Shares held in the investment division of a Separate Account corresponding to the Acquired Fund for which a Contract owner may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value (minus any Contract indebtedness) allocable to that investment division by (ii) the net asset value of one Share of the Acquired Fund. At any time prior to an Insurance Company’s voting at the Meeting, a Contract owner may revoke his or her voting instructions with respect to that investment division by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and voting in person at the Meeting

ii

HOW AN INSURANCE COMPANY WILL VOTE

An Insurance Company will vote the Shares for which it receives timely voting instructions from Contract owners in accordance with those instructions. Shares in each investment division of a Separate Account for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal. Shares in each investment division of a Separate Account for which an Insurance Company receives no timely voting instructions from Contract owner, or that are attributable to amounts retained by an Insurance Company or its affiliate or that are held by other regulated investment companies, will be voted by the applicable Insurance Company or affiliate either for or against approval of the applicable Proposal, or as an abstention, in the same proportion as the Shares for which Contract owners (other than the Insurance Company) have provided voting instructions to the Insurance Company. As a result, a small number of Contract owners may determine the outcome of the vote.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the specified Proposal, to be acted on at the Meeting. If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by employees of Jackson National or its affiliates as well as officers and agents of the Trust. The principal solicitation will be by mail, but voting instructions may also be solicited by telephone, telegraph, fax, personal interview, the Internet or other permissible means.

If the necessary quorum to transact business is not established or the vote required to approve or reject the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of voting instructions. The persons named as proxies will vote in favor of such adjournment with respect to those Shares for which they received voting instructions in favor of the Proposal and will vote against any such adjournment those Shares for which they received voting instructions against the Proposal.

It is important that your Contract be represented. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card in the accompanying postage-paid envelope. You may also provide your voting instructions by telephone at 1-866-298-8476 or by Internet at our website at www.proxy-direct.com.

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PROXY STATEMENT

for

JNL/M&G Global Basics Fund, a series of JNL Series Trust

and

PROSPECTUS

for

JNL/Oppenheimer Global Growth Fund, a series of JNL Series Trust

Dated
February 17, 2014

1 Corporate Way
Lansing, Michigan 48951
(517) 381-5500

This Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished to owners of variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contract owners”) issued by Jackson National Life Insurance Company (“Jackson National”) or Jackson National Life Insurance Company of New York (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of January 31, 2014, had net premiums or contributions allocated to the investment divisions of an Insurance Company’s separate accounts (the “Separate Accounts”) that are invested in shares of beneficial interest in the JNL/M&G Global Basics Fund (the “M&G Fund”), a series of the JNL Series Trust (the “Trust”). The Trust is an open-end management investment company registered with the Securities and Exchange Commission (“SEC”).

This Proxy Statement/Prospectus also is being furnished to the Insurance Companies as the record owners of shares and to other shareholders that were invested in the Acquired Fund as of January 31, 2014. Contract owners are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the proposals contained in this Proxy Statement/Prospectus in connection with the solicitation by the Board of Trustees of the Trust (the “Board”) of proxies to be used at the Special Meeting of Shareholders of the Acquired Fund to be held at 1 Corporate Way, Lansing, Michigan 48951, on March 25, 2014, at 9:30 a.m., Eastern time, or any adjournment or adjournments thereof (the “Meeting”).

This Proxy Statement/Prospectus is being provided to the Insurance Companies and mailed to Contract owners and other shareholders on or about February 17, 2014.

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

i

The proposals described in this Proxy Statement/Prospectus is as follows:

Proposal	Shareholders Entitled to Vote on the Proposal
1.
To approve the Plan of Reorganization, adopted by the Trust’s Board of Trustees, which provides for the reorganization of the M&G Fund into the JNL/Oppenheimer Global Growth Fund (the “Oppenheimer Fund”), also a series of the Trust.
Shareholders of the M&G Fund

The reorganization referred to in Proposal 1 above is referred to herein as the “Reorganization” and the Oppenheimer Fund is referred to herein as the “Acquiring Fund.”

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the proposals that you should know before voting or providing voting instructions. Additional information about the Trust has been filed with the SEC and is available upon oral or written request without charge. It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company in accordance with voting instructions received from its Contract owners and in accordance with voting procedures established by the Trust.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:

1.
The Prospectus and Statement of Additional Information of the Trust, each dated April 29, 2013, as supplemented, with respect to the Oppenheimer Fund and the M&G Fund (File Nos. 033-87244 and 811-8894);

2.	The Semi-Annual Report to Shareholders of the Trust with respect to the Oppenheimer Fund and the M&G Fund for the period ended June 30, 2013 (File Nos. 033-87244 and 811-8894);
3.	The Annual Report to Shareholders of the Trust with respect to the Oppenheimer Fund and the M&G Fund for the fiscal year ended December 31, 2012 (File Nos. 033-87244 and 811-8894); and
4.	The Statement of Additional Information dated January 31, 2014, relating to the Reorganization (File No. 333 -193060).

For a free copy of any of the above documents, please call or write to the phone numbers or address below.

Shareholders and Contract owners can learn more about the Acquired Fund in the Trust’s Annual Report listed above, which has been furnished to shareholders and Contract owners. Shareholders and Contract owners may request another copy thereof, without charge, by calling 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or writing the JNL Series Trust Service Center, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, it must file certain reports and other information with the SEC. You can copy and review information about the Trust at the SEC’s Public Reference Room in Washington, DC, and at certain of the following SEC Regional Offices: New York Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Miami Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Chicago Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Denver Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; Los Angeles Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; Boston Regional Office, 33 Arch Street, 23rd Floor, Boston, MA 02110; Philadelphia Regional Office, The Mellon Independence Center, 701 Market Street, Philadelphia, PA 19106; Atlanta Regional Office, 950

East Paces Ferry, N.E., Suite 900, Atlanta, GA 30326; Fort Worth Regional Office, Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; Salt Lake Regional Office, 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; San Francisco Regional Office, 44 Montgomery Street, Suite 2600, San Francisco, CA 94104. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about the Trust are available on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information from the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549, at prescribed rates.

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Plan of Reorganization, a copy of which is attached hereto as Appendix A.

The Proposed Reorganization

This Proxy Statement/Prospectus is soliciting shareholders with amounts invested in the Acquired Fund as of January 31, 2014 to approve the Plan of Reorganization, whereby the Acquired Fund will be reorganized into the Acquiring Fund. (The Acquired Fund and Acquiring Fund are sometimes referred to herein as a “Fund.”)

The Acquired Fund’s shares are divided into two classes, designated Class A and Class B shares (“Acquired Fund Shares”). The Acquiring Fund’s shares also are divided into two classes, designated Class A and Class B shares (“Acquiring Fund Shares”). The rights and preferences of each class of Acquiring Fund Shares are identical to the class of Acquired Fund Shares.

The Plan of Reorganization provides for:

•	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares having an aggregate net asset value equal to the Acquired Fund’s net assets;

•	the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund;

•	the distribution to the shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contract owners) of those Acquiring Fund Shares; and

•	the complete termination of the Acquired Fund.

A comparison of the investment objective, investment policies, strategies and principal risks of the Acquired Fund and the Acquiring Fund is included in “Comparison of Investment Objectives, Policies and Strategies” and “Comparison of Principal Risk Factors” below. The Funds have identical distribution procedures, purchase procedures, exchange rights and redemption procedures, which are discussed in “Additional Information about the Acquiring Funds” below. Each Fund offers its shares to Separate Accounts and certain other eligible investors. Shares of each Fund are offered and redeemed at their net asset value without any sales load. You will not incur any sales loads or similar transaction charges as a result of the Reorganization.

Subject to shareholder approval, the Reorganization is expected to be effective as of the close of business on April 25, 2014, or on a later date the Trust decides upon (the “Closing Date”). As a result of each Reorganization, the shareholder invested in shares of the Acquired Fund would become an owner of shares of the Acquiring Fund. Such shareholder would hold, immediately after the Closing Date, Class A or Class B shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the Class A or Class B Acquired Fund shares, as applicable, that were held by the shareholder as of the Closing Date. Similarly, each Contract owner whose Contract values are invested in shares of the Acquired Fund would become an indirect owner of shares of the Acquiring Fund. Each such Contract owner would indirectly hold, immediately after the Closing Date, Class A or Class B shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the Class A or Class B Acquired Fund Shares, as applicable, that were indirectly held by the Contract owner as of the Closing Date. The Trust believes that there will be no adverse tax consequences to Contract owners as a result of the Reorganizations. Please see “Additional Information about the Reorganizations – Federal Income Tax Consequences of the Reorganizations” below for further information.

The Trust’s Board of Trustees (the “Board”) unanimously approved the Plan of Reorganization with respect to the M&G Fund. Accordingly, the Board is submitting the Plan of Reorganization for approval by the Acquired Fund’s shareholders. In considering whether to approve the proposal (the “Proposal”), you should review the Proposal for the Acquired Fund in which you were a direct or indirect holder on the Record Date (as defined under “Voting Information”). In addition, you should review the information in this Proxy Statement/Prospectus that relates to the

Proposal and the Plan of Reorganization generally. The Board recommends that you vote “FOR” the Proposal to approve the Plan of Reorganization.

PROPOSAL 1:	APPROVAL OF THE PLAN OF REORGANIZATION WITH RESPECT TO THE REORGANIZATION OF THE M&G FUND INTO THE OPPENHEIMER FUND.

This Proposal 1 requests the approval of M&G Fund shareholders of the Plan of Reorganization pursuant to which the M&G Fund will be reorganized into the Oppenheimer Fund.

ii

In considering whether you should approve this Proposal, you should note that:

•
The Funds have substantially similar investment objectives. Each Fund seeks growth of capital. The Funds also have comparable fundamental policies and restrictions, although there are differences of which you should be aware. The Oppenheimer Fund is a “diversified” fund for the purposes of the 1940 Act, while the M&G Fund is a “non-diversified” fund. In addition, the Oppenheimer Fund may invest up 10% of the value of its total assets in illiquid securities, while the M&G Fund may invest up to 15% of the value of its total assets for the same purposes. For a detailed comparison of the each Fund’s fundamental policies and restrictions, see “Comparison of Fundamental Policies” below.

•
The Funds have substantially similar investment policies. Each Fund invests primarily in the equity securities of companies located anywhere in the world. Each Fund relies on its respective sub-adviser to identify and evaluate companies that represent the best potential investments. For both Funds, the sub-adviser evaluates certain fundamental characteristics of a company under consideration for investment, including business model, competitive positioning and consumer demand for the company’s product or service. There are, however, differences in the Funds’ primary investment policies and strategies of which you should be aware. For example, the Oppenheimer Fund employs a growth-style investing approach and has the flexibility to invest in derivatives, while the M&G Fund does not have corresponding strategies. For a detailed comparison of the each Fund’s investment policies and strategies, see “Comparison of Investment Objectives, Policies and Strategies” below.

•
The Funds also have some overlap in their principal risks, although there are differences of which you should be aware. Each Fund’s principal risks include currency risk, foreign regulatory risk, foreign securities risk and managed portfolio risk. The M&G Fund, however, also is subject to non-diversification risk, while the Oppenheimer Fund generally is not. In addition, the principal risks of investing in the Oppenheimer Fund also include company risk, cyclical opportunities risk, depositary receipts risk, equity securities risk, European investing risk, growth investing risk, investment strategy risk, market risk, special situations risk, and stock risk, which are not principal risks of investing in the M&G Fund. For a detailed comparison of the each Fund’s risks, see “Comparison of Principal Risk Factors” below.

•
Jackson National Asset Management, LLC (“JNAM” or the “Adviser”) serves as the investment adviser and administrator for each Fund and would continue to manage and administer the Oppenheimer Fund after the Reorganization. JNAM has received an exemptive order from the SEC that generally permits JNAM, and the Trust’s Board of Trustees to appoint, dismiss and replace each Fund’s sub-adviser(s) and to amend the advisory agreements between JNAM and the sub-advisers without obtaining shareholder approval. JNAM has appointed M&G Investment Management Limited to manage the assets of the M&G Fund. JNAM has appointed OppenheimerFunds, Inc. to manage the assets of the Oppenheimer Fund. It is anticipated that OppenheimerFunds, Inc. will continue to advise the Oppenheimer Fund after the Reorganization. For a detailed description of the Adviser and the Oppenheimer Fund’s sub-adviser, please see “Additional Information about the Acquiring Funds - The Adviser” and “- The Sub-Advisers” below.

•
The M&G Fund and Oppenheimer Fund had net assets of approximately $212 million and $775 million, respectively, as of June 30, 2013. Thus, if the Reorganization had been in effect on that date, the combined Fund would have had net assets of approximately $987 million.

•
Class A shareholders of the M&G Fund will receive Class A shares of the Oppenheimer Fund, and Class B shareholders of the M&G Fund will receive Class B shares of the Oppenheimer Fund, pursuant to the Reorganization. Shareholders will not pay any sales charges in connection with the Reorganization. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations” and “Additional Information about the Acquiring Funds” below for more information.

•
It is estimated that the annual operating expense ratios for the Oppenheimer Fund’s Class A and Class B shares, following the Reorganization, will be lower than those of the M&G Fund’s Class A and Class B shares, respectively. For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Fund” below.

•
The maximum management fee for the M&G Fund is equal to an annual rate of 0.85% of its average daily net assets, while the maximum management fee for the Oppenheimer Fund is equal to an annual rate of 0.70% of its average daily net assets. The administrative fee payable to JNAM as administrator for the M&G Fund is 0.15% of the average daily net assets. The administrative fee payable to JNAM as administrator for the Oppenheimer Fund is 0.15% of the average daily net assets. For a more detailed description of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Acquiring Funds” below.

•
Following the Reorganization, the combined Fund will be managed in accordance with the investment objective, policies and strategies of the Oppenheimer Fund. It is not expected that the Oppenheimer Fund will revise any of its investment policies following the Reorganization to reflect those of the M&G Fund.

•
The costs and expenses associated with the Reorganization relating to soliciting proxies and obtaining a consent of independent registered public accounting firm will be borne by JNAM, and no sales or other charges will be imposed on Contract owners in connection with the Reorganization. The legal expenses associated with the Reorganization, including the legal fees incurred in connection with the analysis under the Internal Revenue Code of the taxability of this transaction and the preparation of the tax opinion will be borne by the Oppenheimer Fund. Please see “Additional Information about the Reorganizations” below for more information.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each class of shares of each Fund and the estimated pro forma fees and expenses of each class of shares of the Acquiring Fund after giving effect to the proposed Reorganization. Fees and expenses for each Fund are based on those incurred by each class of its shares for the fiscal year ended December 31, 2012. The pro forma fees and expenses of the Acquiring Fund Shares assume that the Reorganization had been in effect for the year ended December 31, 2012. The tables below do not reflect any fees and expenses related to the Contracts, which would increase overall fees and expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)
M&G Fund	Oppenheimer Fund	Pro Forma Oppenheimer Fund (assuming the Reorganization is approved)
Not applicable.

Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	M&G Fund		Oppenheimer Fund		Pro Forma Oppenheimer Fund (assuming the Reorganization is approved)
	Class A	Class B	Class A	Class B	Class A	Class B
Management/Administrative Fee	1.00%	1.00%	0.80%	0.80%	0.78%	0.78%
Distribution and/or Service Fees (12b-1 fees)	0.20%	0.00%	0.20%	0.00%	0.20%	0.00%
Other Expenses	0.00%	0.00%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.20%	1.00%	1.01%	0.81%	0.99%	0.79%

Expense Examples

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds. This example does not reflect fees and expenses related to the Contracts, and the total expenses would be higher if they were included. The example assumes that:

•	You invest $10,000 in a Fund;
•	Your investment has a 5% annual return;
•	The Fund’s operating expenses remain the same as they were as of December 31, 2012; and
•	You redeem your investment at the end of each time period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
M&G Fund
Class A	$122	$381	$660	$1,455
Class B	$102	$318	$552	$1,225
Oppenheimer Fund
Class A	$103	$322	$558	$1,236
Class B	$83	$259	$450	$1,002
Pro Forma Oppenheimer Fund, as of 12/31/12 (assuming the Reorganization is approved)
Class A	$101	$315	$547	$1,213
Class B	$81	$252	$439	$978

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During the fiscal year ended December 31, 2012, the portfolio turnover rates for the M&G Fund and Oppenheimer Fund were 41% and 34%, respectively, of the average value of the respective Fund.

Comparison of Investment Adviser and Sub-Adviser

The following table compares the investment adviser and sub-adviser of the Oppenheimer Fund with those of the M&G Fund.

Acquiring Fund	Acquired Fund
Oppenheimer Fund	M&G Fund
Investment Adviser Jackson National Asset Management, LLC Sub-Adviser OppenheimerFunds, Inc.	Investment Adviser Jackson National Asset Management, LLC Sub-Adviser M&G Investment Management Limited

Comparison of Investment Objectives, Policies and Strategies

The following table compares the investment objectives and principal investment policies and strategies of the Oppenheimer Fund with those of the M&G Fund. The Board may change the investment objective of a Fund without a vote of the Fund’s shareholders. For more detailed information about each Fund’s investment strategies and risk, see Appendix B.

Acquiring Fund	Acquired Fund
Oppenheimer Fund	M&G Fund
Investment Objective The investment objective of the Fund is to seek capital appreciation.	Investment Objective The investment objective of the Fund is to maximize long-term capital growth.
Principal Investment Strategies

The Fund attempts to achieve its objective by investing mainly in common stocks of companies in the U.S and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-capitalization and large-capitalization companies.

The Fund is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically, the Fund invests in a number of different countries.

Principal Investment Strategies

The Fund seeks to invest in companies operating in basic industries (“primary” and “secondary” industries) as further described below and also in companies that service these industries. The Fund may also invest in other global equities.

The portfolio manager primarily looks for U.S. and foreign companies with high growth potential. This approach includes fundamental analysis of a company’s financial statements and management structure and

The Fund focuses on the “building blocks of the global economy.” The Fund invests in companies that produce raw materials or turn them into products for consumers. Such companies can be found either in

Acquiring Fund	Acquired Fund
Oppenheimer Fund	M&G Fund
consideration of the company’s operations, product development, and industry position. The portfolio manager also evaluates factors affecting particular industries, market trends and general economic conditions.

The portfolio manager currently focuses stocks of small-, medium- and large-cap growth oriented companies worldwide, companies that stand to benefit from global growth trends at attractive valuations, businesses with strong competitive positions and high demand for their products or services, and cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities. These criteria may vary.

primary industries (raw materials) or in secondary industries (products and services, such as manufacturing, food production, construction, and energy). The Sub-Adviser seeks to identify companies that exhibit the following qualities: strong competitive edge and sustainable market share (e.g. leadership in a niche market, natural barriers to entry, technological advantage); a proven business model; financial strength (e.g. strong balance sheet, good revenue growth); and attractive valuations. Detailed, qualitative research is used, and importance is placed upon face-to-face company meetings and visits. The visits are used to identify industry themes and trends as well as to assess the quality of the company and its management.

The Fund can invest in a number of different kinds of “derivative” instruments to seek increased returns or to try to hedge investment risks. It does not do so currently to a significant degree. In general terms, a derivative instrument is one where value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and forward contracts are examples of derivatives.
No corresponding strategy.
The portfolio manager also considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, corporate restructuring and demographic changes. The portfolio manager does not invest any fixed amount of the Fund’s assets according to these criteria and the trends that are considered may change over time. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require a decision to do so.
See above.
A “diversified” fund as such term is defined under the 1940 Act.
The Fund is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a “diversified” fund.

Comparison of Principal Risk Factors

An investment in a Fund is not guaranteed. As with any mutual fund, the value of a Fund’s shares will change, and an investor could lose money by investing in a Fund. The following table compares the principal risks of an investment in each Fund. For an explanation of each such risk, see “Additional Information about the Reorganizations – Description of Risk Factors” below.

Risks	Oppenheimer Fund	M&G Fund
Company risk	X
Currency risk	X	X
Cyclical opportunities risk	X
Depositary receipts risk	X
Equity securities risk	X
European investing risk	X
Foreign regulatory risk	X	X
Foreign securities risk	X	X
Growth investing risk	X
Investment strategy risk	X
Managed portfolio risk	X	X
Market risk	X
Non-diversification risk		X
Special situations risk	X
Stock risk	X

Comparison of Fundamental Policies

Each Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. The following table compares the fundamental policies of the Oppenheimer Fund with those of the M&G Fund.

Acquiring Fund		Acquired Fund
Oppenheimer Fund		M&G Fund
(1)	The Fund shall be a “diversified company,” as such term is defined under the 1940 Act.	The Fund is “non-diversified”
(2)	The Fund may not invest more than 25% of the value of its respective assets in any particular industry (other than U.S. government securities and/or foreign	Same.

Acquiring Fund		Acquired Fund
Oppenheimer Fund		M&G Fund
sovereign debt securities).
(3)	The Fund may not invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.	Same.
(4)
The Fund may not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).
Same.
(5)
The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).
Same.
(6)	The Fund may not act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities.	Same.
(7)
The Fund may not invest more than 10% of its net assets in illiquid securities. This limitation does not apply to securities eligible for resale pursuant to Rule 144A of the 1933 Act or commercial paper issued in reliance upon the exemption from registration contained in Section 4(2) of that Act, which have been determined to be liquid in accord with guidelines established by the Board of Trustees.

The Fund may not invest more than 15% of its net assets in illiquid securities. This limitation does not apply to securities eligible for resale pursuant to Rule 144A of the 1933 Act or commercial paper issued in reliance upon the exemption from registration contained in Section 4(2) of that Act, which have been determined to be liquid in accord with guidelines established by the Board of Trustees.

(8)
The Fund may not issue senior securities, except that it may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of the Fund’s total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps and forward contracts, or the segregation of assets in connection with such contracts, or dollar rolls where
Same.

Acquiring Fund	Acquired Fund
Oppenheimer Fund	M&G Fund
segregated.

Comparative Performance Information

The performance information shown below provides some indication of the risks of investing in each Fund by showing changes in the Funds’ performance from year to year and by showing how each Fund’s average annual returns compared with those of a broad measure of market performance. Past performance is not an indication of future performance.

The returns shown in the bar chart and table do not include charges imposed under the Contracts. If these amounts were reflected, returns would be less than those shown.

M&G Fund – Calendar Year Total Returns (Class A)

Best Quarter (ended 6/30/2009)	Worst Quarter (ended 9/30/2011)
24.51%	-18.02%

M&G Fund – Calendar Year Total Returns (Class B)

Best Quarter (ended 6/30/2009)	Worst Quarter (ended 9/30/2011)
24.61%	-18.02%

Oppenheimer Fund – Calendar Year Total Returns (Class A)

Best Quarter (ended 6/30/2009)	Worst Quarter (ended 12/31/2008)
22.66%	-22.28%

Oppenheimer Fund – Calendar Year Total Returns (Class B)

Best Quarter (ended 6/30/2009)	Worst Quarter (ended 12/31/2008)
22.76%	-22.15%

M&G Fund – Average Annual Total Returns as of December 31, 2012
	1 Year	Life of Fund (October 6, 2008)
M&G Fund – Class A	7.90%	9.14%
M&G Fund – Class B	8.14%	9.37%
FTSE World Index	16.96%	8.80%

Oppenheimer Fund (Class A) – Average Annual Total Returns as of December 31, 2012
	1 Year	5 Year	10 year/Since Inception*
Oppenheimer Fund – Class A	20.54%	1.03%	9.45%
Oppenheimer Fund – Class B	20.82%	1.23%	6.12%**
MSCI All Country World Index	16.13%	-1.16%	8.11%
MSCI World Index	15.83%	-1.18%	7.51%
*      Unless otherwise noted, average annual returns are for the last 10 years.
**   Average annual returns since inception date of March 5, 2004.

Capitalization

The following table shows the capitalization of each Fund as of June 30, 2013 and of the Oppenheimer Fund on a pro forma combined basis as of June 30, 2013 after giving effect to the proposed Reorganization on that date.  The actual net assets of the M&G Fund and the Oppenheimer Fund on the Closing Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares. No assurance can be given as to how many shares of the Oppenheimer Fund will be received by shareholders of M&G Fund on the Closing Date, and the following table should not be relied upon to reflect the number of shares of Oppenheimer Fund that will actually be received.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
M&G Fund – Class A	$211,770,040	$13.33	15,892,561
Oppenheimer Fund – Class A	774,702,730	12.28	63,099,738
Adjustments (a)	(29,790)		1,353,723
Pro forma Oppenheimer Fund – Class A (assuming the Reorganization is approved)	986, 442 , 800	12.28	80, 346 , 022
M&G Fund – Class B	51,033	13.40	3,809
Oppenheimer Fund – Class B	902,771	12.44	72,566
Adjustments	(30)(a)		291(b)
Pro forma Oppenheimer Fund – Class B (assuming the Reorganization is approved)	953, 774	12.44	76, 666
(a)
The costs and expenses associated with the Reorganization relating to soliciting proxies and obtaining a consent of independent registered public accounting firm will be borne by JNAM, and no sales or other charges will be imposed on Contract owners in connection with the Reorganization. The legal expenses associated with the Reorganization, which are estimated to be $30,000, including the legal fees incurred in connection with the analysis under the Internal Revenue Code of the taxability of this transaction and the preparation of the tax opinion will be borne by the Oppenheimer Fund and allocated to its share classes on a pro-rata basis based on average daily net assets as of the Closing Date . Please see “Additional Information about the Reorganizations” below for more information.

(b)	The adjustment to the pro forma shares outstanding number represents a decrease in shares outstanding of the M&G Fund to reflect the exchange of shares of the Oppenheimer Fund.

The Reorganization provides for the acquisition of all the assets and all the liabilities of the M&G Fund by the shareholders of the Oppenheimer Fund. If the Reorganization had taken place on June 30, 2013, the shareholders of the M&G Fund would have received 17, 246 , 284 and 4, 100 Class A and Class B shares, respectively, of the Oppenheimer Fund.

After careful consideration, the Trust’s Board of Trustees unanimously approved the Plan of Reorganization with respect to the M&G Fund. Accordingly, the Board has submitted the Plan of Reorganization for approval by the M&G Fund’s shareholders. The Board recommends that you vote “FOR” Proposal 1.

*     *     *     *     *

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Terms of the Plan of Reorganization

The terms of the Plans of Reorganization are summarized below. The summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A.

If shareholders of the Acquired Fund approve the Plan of Reorganization, then the assets of the Acquired Fund will be acquired by, and in exchange for, Class A shares and Class B shares, respectively, of the Acquiring Fund and the liabilities of the Acquired Fund will be assumed by the Acquiring Fund. The Acquired Fund will then be terminated by the Trust, and the Class A shares and Class B shares of the Acquiring Fund distributed to Class A and Class B shareholders, respectively, of the Acquired Fund in the redemption of the Class A and Class B Acquired Fund shares. Immediately after completion of the Reorganization, the number of shares of the Acquiring Fund then held by former shareholders of the Acquired Fund may be different than the number of shares of the Acquired Fund that had been held immediately before completion of the Reorganization, but the total investment will remain the same (i.e., the total value of each class of Acquiring Fund shares held immediately after the completion of the Reorganization will be the same as the total value of each class of Acquired Fund shares formerly held immediately before completion of the Reorganization).

It is anticipated that the Reorganization will be consummated as of the close of business on April 25, 2014, or on a later date the Trust decides upon (the “Closing Date”), subject to the satisfaction of all conditions precedent to the closing. It is not anticipated that the Acquired Fund will hold any investment that the Acquiring Fund would not be permitted to hold (“non-permitted investments”).

Description of the Securities to Be Issued

The shareholders of the Acquired Fund will receive Class A or Class B shares of the Acquiring Fund in accordance with the procedures provided for in the Plan of Reorganization. Each such share will be fully paid and non-assessable by the Trust when issued and will have no preemptive or conversion rights.

The Trust may issue an unlimited number of full and fractional shares of beneficial interest of each Fund and divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue any number of Fund shares. In that case, the shares of each Fund would participate equally in the earnings, dividends, and assets of the particular Fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders. The Acquiring Fund is a series of the Trust.

The Trust currently offers two classes of shares – Class A and Class B shares. The Trust has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, a plan of distribution pertaining to the Class A shares of the Acquiring Fund. The maximum distribution and/or service (12b-1) fee for the Acquiring Fund’s Class A shares is equal to an annual rate of 0.20% of the average daily net assets attributable to those shares. Because these distribution/service fees are paid out of the Acquiring Fund’s assets on an ongoing basis, over time these fees will increase your cost of investing and may cost more than paying other types of charges.

Board Considerations

At a meeting of the Trust’s Board of Trustees held on December 16-17, 2013, the Trustees, including the Disinterested Trustees, considered materials and discussed the potential benefits to the shareholders of the Acquired Fund under the proposed Reorganization. The Reorganization is part of a restructuring designed to eliminate the duplication of costs and other inefficiencies arising from offering overlapping funds with similar investment objectives and investment strategies that serve as investment options for the Contracts issued by the Insurance Companies and certain qualified and nonqualified plans. The Reorganization also seeks to increase assets under management in the Acquiring Fund and achieve economies of scale. In addition, in recent years the Acquiring Fund generally has performed better when compared to its benchmark than has the Acquired Fund. The objective is to ensure that a consolidated family of investments offers a streamlined, complete, and competitive set of underlying investment options to serve the interests of shareholders, Contract owners and plan participants. Approval of the Reorganization requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund. In determining whether to recommend approval of the Reorganization, the Trustees, including the Disinterested Trustees, considered many factors, including:

•
Investment Objectives and Investment Strategies. The proposed Reorganization will permit the Contract owners with beneficial interests in the Acquired Fund to continue to invest in a professionally managed fund having substantially similar investment objectives and investment strategies to that of the Acquired Fund currently. Both the M&G Fund and the Oppenheimer Fund seek capital growth. Both Funds invest in the equity securities of companies located anywhere in the world. Both Funds rely on its respective sub-adviser to identify and evaluate companies that represent the best potential investments. For both Funds, the sub-adviser evaluates certain fundamental characteristics of a company under consideration for investment, including business model, competitive positioning and consumer demand for the company’s product or service. However, the Oppenheimer Fund pursues a growth-style investment approach, may invest in derivatives and is a “diversified” fund as that term is defined under the 1940 Act, while the M&G Fund does not have corresponding strategies and is a “non-diversified” fund.

For a full description of key differences between the investment objectives and investment strategies of the Acquired Funds and Acquiring Funds, see “Comparison of Investment Objectives, Policies and Strategies”.

•
Operating Expenses. If approved by the Acquired Fund’s shareholders, the proposed Reorganization will result in total annual fund operating expense ratios that are lower than those of the Acquired Fund currently. As set forth above, as of its most recent fiscal year end of December 31, 2012, the Acquired Fund had total annual operating expenses that were higher than the Acquiring Fund. See “Comparative Fee and Expense Tables.”

•
Larger Asset Base. The Reorganization would benefit Contract owners and others with beneficial interests in the Acquired Fund by allowing them to invest in a combined Fund with a substantially larger asset base than that of the Acquired Fund currently. As of June 30, 2013, the M&G Fund had assets of $212 million as compared to assets of $775 million for the Oppenheimer Fund. See “Capitalization.” Because the Acquired Fund does not have good prospects for growth, and thus increasing its size, reorganizing it into the Acquiring Fund appears to be the best way to offer Contract owners and other investors comparable investment alternatives with sufficient assets to be operated more efficiently than the Acquired Fund. The larger asset base could also produce fund management benefits, such as the ability to command more attention from brokers and underwriters of securities in which the combined Funds invest than the Acquired Fund currently enjoys. The combined Funds would also realize greater economies of scale. The larger, combined Funds also offer the potential benefit of increased investment opportunities, more diversified portfolios of securities and improved trading efficiency.

•
Performance. The Acquiring Fund generally has performed better than the Acquired Fund. During calendar year 2012 the Oppenheimer Fund returned 20.54% and 20.82% for Class A shares and Class B shares, respectively. By comparison, over the same time frame, the M&G Fund returned 7.90% and 8.14% for Class A shares and Class B shares, respectively.

•
Investment Adviser, Sub-Advisers and Other Service Providers. The Acquired Fund will retain the same investment adviser and other service providers under the Reorganizations as it has currently. The investment adviser for the Acquiring Fund, JNAM, is the same as for the Acquired Fund. The sub-adviser for the Acquired Fund, M&G Investment Management Limited, will be replaced with the sub-adviser for the Acquiring Fund, OppenheimerFunds, Inc. See “Comparison of Investment Adviser and Sub-Adviser.”. The custodian for the Acquiring Fund, Mellon Trust of New England, N.A., is the same as for the Acquired Fund and will remain the same after the Reorganization. The transfer agent for the Acquiring Fund, is the same as for the Acquired Fund and will remain the same after the Reorganization. The distributor for shares of the Acquiring Fund, Jackson National Life Distributors LLC, is the same as for the Acquired Fund and will remain the same after the Reorganization.

•	Tax-Free Reorganization. The Reorganization will have no tax effect on Contract owners or others with beneficial interests in the Acquired Fund.

•
Costs of Reorganization. The costs and expenses associated with the Reorganization relating to soliciting proxies and obtaining a consent of independent registered public accounting firm will be borne by JNAM, and no sales or other charges will be imposed on Contract owners in connection with the Reorganization. The legal expenses associated with the Reorganization, including the legal fees incurred in connection with the analysis under the Internal Revenue Code of the taxability of this transaction and the preparation of the tax opinion will be borne by the Oppenheimer Fund and allocated to its share classes on a pro-rata basis based on average daily net assets as of the Closing Date .

In summary, in determining whether to recommend approval of the Reorganization, the Board considered factors including (1) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholders, Contract owners’ and plan participants’ interests; (2) the compatibility of the Funds’ investment objectives, investment strategies and investment restrictions, as well as shareholder services offered by the Funds; (3) the expense ratios and information regarding the fees and expenses of the Funds; (4) the advantages and disadvantages to shareholders, Contract owners and plan participants of having a larger asset base in the combined Fund; (5) the relative historical performance of the Funds; (6) the management of the Funds; (7) the federal tax consequences of the Reorganization; and (8) the costs of the Reorganization. The Board also considered that the Acquired Fund was likely to remain relatively small and encounter continuing difficulties in attracting assets as well as possible alternatives to the Reorganization.

For the reasons described above, the Trust’s Board of Trustees, including all of its Disinterested Trustees, determined that the Reorganization would be in the best interests of the Acquired Fund, and that the interests of the Acquired Fund’s Contract owners and other investors would not be diluted as a result of effecting the Reorganization. At the Board meeting held on December 16-17, 2013, the Board voted unanimously to approve the proposed Reorganization and recommended its approval by Contract owners and others with beneficial interests in the Acquired Fund.

Description of Risk Factors

A Fund’s performance may be affected by one or more risk factors. For a detailed description of a Fund’s risk factors, please see Appendix B “More Information on Strategies and Risk Factors.”

Federal Income Tax Consequences of the Reorganization

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

As a condition to consummation of the Reorganization, the Trust will receive an opinion from K&L Gates LLP (“Counsel”), with respect to the Reorganization and the Funds participating therein and their shareholders, substantially to the effect that, based on the facts and assumptions stated therein as well as certain representations of the Trust and conditioned on the Reorganization’s being completed in accordance with the Plan of Reorganization, for federal income tax purposes: (1) the Reorganization will qualify as a “reorganization” (as defined in Section 368(a)(1) of the Code), and each Fund will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code); (2) neither Fund will recognize any gain or loss on the Reorganization; (3) the Acquired Fund shareholders will not recognize any gain or loss on the exchange of their Acquired Fund Shares for Acquiring Fund Shares; (4) the holding period for and tax basis in the Acquiring Fund Shares that an Acquired Fund shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the Acquired Fund Shares that the shareholder holds immediately before the Reorganization (provided, with respect to inclusion of the holding period, the shareholder holds the shares as capital assets on the applicable Closing Date); and (5) the Acquiring Fund’s tax basis in each asset the Acquired Fund transfers to it will be the same as the Acquired Fund’s tax basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Acquired Fund’s holding period therefore (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period). Notwithstanding clauses (2) and (5), such opinion may state that no opinion is expressed as to the effect of a Reorganization on the Funds or the Acquired Fund shareholders with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Contract owners who had premiums or contributions allocated to the investment divisions of the Separate Accounts as well as others that are invested in Acquired Fund Shares generally will not recognize any gain or loss as a result of the Reorganization. If the Acquired Fund sells securities before its Reorganization, it may recognize net gains or losses. Any net gains recognized on those sales would increase the amount of any distribution that such an Acquired Fund must make to its shareholders before consummating its Reorganization.

As a result of the Reorganization, the Acquiring Fund will succeed to certain tax attributes of the Acquired Fund, except that the amount of an Acquired Fund’s accumulated capital loss carryforwards (plus any net capital loss that Acquired Fund sustains during its taxable year ending on the applicable Closing Date and any net unrealized built-in loss it has on that date) that the Acquiring Fund may use to offset capital gains it recognizes after its Reorganization may be subject to an annual limitation under Sections 382 and 383 of the Code.

If a Reorganization fails to meet the requirements of Code Section 368(a)(1), a Separate Account that is invested in shares of the Acquired Fund involved therein could realize a gain or loss on the transaction equal to the difference between its tax basis in those shares and the fair market value of the Acquiring Fund Shares it receives.

The Trust has not sought a tax ruling from the Service but instead is acting in reliance on the opinion of Counsel discussed above. That opinion is not binding on the Service or the courts and does not preclude the Service from adopting a contrary position. Contract owners and other investors are urged to consult their tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, foreign and other taxes.

Contingency Plan

If the Reorganization is not approved by shareholders, the Board will consider what actions are appropriate, including the possible extension of M&G Investment Management Limited as sub-adviser for an interim period in accordance with policies the Board determines appropriate, until there is adequate time to take further action.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Management of the Trust

This section provides information about the Trust, the Manager and the Sub-Adviser for the Acquiring Fund.

The Trust

The Trust is organized as a Massachusetts business trust and is registered with the SEC as an open-end management investment company. Under Massachusetts law and the Trust’s Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Board of Trustees. The Acquiring Fund is a series of the Trust.

The Adviser

Jackson National Asset Management, LLCSM (“JNAM®” or the “Adviser”), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson National, which is in turn a wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. Prudential plc is also the ultimate parent of Curian Capital, LLC, the sponsor of investment companies that are in the same group of investment companies as the Trust, M&G Investment Management Limited, PPM America, Inc. and Eastspring Investments (Singapore) Limited.

JNAM acts as investment adviser to the Trust pursuant to an Investment Advisory and Management Agreement. The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (ii) the shareholders of the affected Fund or the Board of Trustees. It may be terminated at any time upon 60 days notice by the Adviser, the Trust, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment. Additional Funds may be subject to a different agreement. The Investment Advisory and Management Agreement provides that the Adviser shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement. As compensation for its services, the Trust pays the Adviser a fee in respect of each Fund as described in that Fund’s Prospectus.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, have been granted an exemption from the SEC that allows the Adviser to hire, replace or terminate unaffiliated sub-advisers with the approval of the Board of Trustees, but without the approval of shareholders. The order allows the Adviser to materially amend a sub-advisory agreement with unaffiliated sub-advisers with the approval of the Board of Trustees, but without shareholder approval. Under the terms of the exemption, if a new sub-adviser is hired by the Adviser, shareholders in the affected Fund will receive information about the new sub-adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Adviser provides the following oversight and evaluation services to the Funds, including, but not limited to the following services: performing initial due diligence on prospective sub-advisers for the Funds; monitoring the performance of sub-advisers; communicating performance expectations to the sub-advisers; and ultimately recommending to the Board of Trustees whether a sub-adviser’s contract should be renewed, modified or terminated.

Management Fees

As compensation for its services, the Adviser receives a fee from the Trust computed separately for the Acquiring Fund, accrued daily and payable monthly. The fee the Adviser receives from the Acquiring Fund is set forth below as an annual percentage of the net assets of the Acquiring Fund.

Acquiring Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets)
Oppenheimer Fund	$0 to $300 million Over $300 million	0.70% 0.60%
M&G Fund	$0 to $500 million Over $500 million	0.85% 0.80%

The Adviser selects, contracts with and compensates sub-advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. The Adviser monitors the compliance of such sub-advisers with the investment objectives and related policies of each Fund and reviews the performance of such sub-advisers and reports periodically on such performance to the Board of Trustees of the Trust. Under the terms of each of the Sub-Advisory Agreements, the sub-adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Board of Trustees of the Trust. The sub-adviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in its Prospectus. Each sub-adviser, implements such programs by purchases and sales of securities. Each sub-adviser regularly reports to the Adviser and the Board of Trustees of the Trust with respect to the implementation of such programs. As compensation for its services, each sub-adviser receives a fee from the Adviser computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund.

In addition to the investment advisory fee, the Acquiring Fund pays to JNAM (“Administrator”) an Administrative Fee as an annual percentage of the average daily net assets of the Fund as set forth below.

Acquiring Fund	Assets	Administrative Fee (Annual Rate Based on Average Net Assets)
Oppenheimer Fund	All Assets	0.15%
M&G Fund	All Assets	0.15%

In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, the Administrator, at its own expense, arranges and pays for routine legal (except for litigation expenses and other expenses incurred by the JNL/Franklin Templeton Mutual Shares Fund), audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses. Each Fund is also responsible for nonrecurring and extraordinary legal fees, registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and of independent legal counsel to the disinterested Trustees.

The Sub-Advisers

The Acquiring Fund’s investments are selected by OppenheimerFunds, Inc., the sub-adviser. The following table describes the Acquiring Fund’s sub-adviser, portfolio manager and the portfolio manager’s business experience. Information about the portfolio manager’s compensation, other accounts they manage and their ownership of securities of the Acquiring Fund is available in the Trust’s Statement of Additional Information dated April 29, 2013.

Acquiring Fund	Sub-Adviser &Portfolio Manager	Business Experience
Oppenheimer Fund	OppenheimerFunds, Inc. Two World Financial Center 225 Liberty Street 11th Floor New York, NY 10281-1008 Portfolio Manager Rajeev Bhaman, CFA
Mr. Rajeev Bhaman is principally responsible for the day-to-day management of the Fund’s portfolio. Mr. Bhaman has been a manager of the Fund since August 2004 and a Portfolio Manager at Oppenheimer since January 1997. Prior to joining Oppenheimer in 1996, Mr. Bhaman was employed at Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales. Mr. Bhaman holds a B.A. and an M.B.A. from Cornell University as well as an M.B.A. in International Business from Katholieke Universiteit te Leuven in Belgium. He has earned the right to use the Chartered Financial Analyst designation.

Additional Information

Classes of Shares

The Trust has adopted a multi-class plan pursuant to Rule 18f-3 under the 1940 Act. Under the multi-class plan, the Acquiring Fund has two classes of shares, Class A and Class B. The Class A shares and Class B shares of the Acquiring Fund represent interests in the same portfolio of securities, and will be substantially the same except for “class expenses.” The expenses of the Acquiring Fund will be borne by each Class of shares based on the net assets of the Fund attributable to each Class, except that class expenses will be allocated to each Class. “Class expenses” will include any distribution or administrative or service expense allocable to the appropriate Class and any other expense that JNAM determines, subject to ratification or approval by the Board, to be properly allocable to that Class, including: (i) printing and postage expenses related to preparing and distributing to the shareholders of a particular Class (or Contract owners funded by shares of such Class) materials such as Prospectuses, shareholder reports and (ii) professional fees relating solely to one Class.

Distribution Arrangements

The Trust has adopted, in accord with the provisions of Rule 12b-1 under the 1940 Act, a Distribution Plan (“Plan”). The Board of Trustees, including all of the Independent Trustees, must approve, at least annually, the continuation of the Plan. Under the Plan, each Fund will pay a Rule 12b-1 fee at an annual rate of up to 0.20% of the Fund’s average daily net assets attributed to Class A interests, to be used to pay or reimburse distribution and administrative or other service expenses with respect to Class A interests. Jackson National Life Distributors LLC (the “Distributor”), as principal underwriter, to the extent consistent with existing law and the Plan, may use the Rule 12b-1 fee to reimburse fees or to compensate broker-dealers, administrators, or others for providing distribution, administrative or other services.

The Distributor also has the following relationships with the sub-advisers and their affiliates. The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser’s participation. A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the sub-advisers and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds. In addition, the Distributor acts as distributor of the Contracts issued by the Insurance Companies.

Payments to Financial Intermediaries

Only Separate Accounts, registered investment companies, and qualified and certain non-qualified plans of the Insurance Companies may purchase shares of the Acquiring Fund. If an investor invests in the Fund under a Contract or a plan that offers a Contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and the salesperson to recommend the Fund over another investment.

Investment in Trust Shares

Shares of the Trust are currently sold to Separate Accounts of the Insurance Companies to fund the benefits under certain Contracts; to qualified and certain unqualified retirement plans; and to other regulated investment companies that in turn are sold to Separate Accounts. The Separate Accounts, through their various sub-accounts, invest in designated Funds and purchase and redeem the shares of the Funds at their NAV. There is no sales charge.

Shares of the Acquiring Fund are not available to the general public directly. The Acquiring Fund is managed by a sub-adviser who also may manage publicly available mutual funds having similar names and investment objectives. While the Acquiring Fund may be similar to, and may in fact be modeled after, publicly available mutual funds, purchasers should understand that the Acquiring Fund is not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and the Acquiring Fund may differ substantially.

The NAV per share of the Acquiring Fund is determined by the Adviser at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. Calculations of the NAV per share of the Acquiring Fund may be suspended by the Trust’s Board of Trustees. The NAV per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

The Board of Trustees has adopted procedures pursuant to which the Adviser may determine, subject to Board verification, the “fair value” of a security for which a current market price is not available or the current market price is considered unreliable or inaccurate. Under these procedures, in general the “fair value” of a security shall be the amount, determined by the Adviser in good faith that the owner of such security might reasonably expect to receive upon its current sale.

The Board of Trustees has established a pricing committee to review fair value determinations. The pricing committee will also review restricted and illiquid security values, securities and assets for which a current market price is not readily available, and securities and assets for which there is reason to believe that the most recent market price does not accurately reflect current value (e.g., disorderly market transactions) and determine/review fair values pursuant to the “Pricing Policies and Procedures” adopted by the Board of Trustees of the Trust.

The Acquiring Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Acquiring Fund does not price its shares. As a result, the Acquiring Fund’s NAV may change on days when shareholders are not able to purchase or redeem the Acquiring Fund’s shares.

Because the calculation of the Acquiring Fund’s NAV does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Acquiring Fund’s NAV (“time-zone arbitrage”). Accordingly, the Trust’s procedures for pricing of portfolio securities also authorize the Adviser, subject to verification by the Trustees, to determine the “fair value” of such foreign securities for purposes of calculating the Acquiring Fund’s NAV. When fair valuing such foreign securities, the Adviser will adjust the closing prices of all foreign securities held in the Acquiring Fund’s portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the “fair value” of such securities for purposes of determining the Acquiring Fund’s NAV. When fair-value pricing is employed, the foreign securities prices used to calculate the Acquiring Fund’s NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for time zone arbitrage in Acquiring Fund that invest all or substantial portions of their assets in foreign securities, thereby seeking to make that Fund significantly less attractive to “market timers” and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices. However, these procedures may not completely eliminate opportunities for time zone arbitrage, because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

“Market Timing” Policy

The interests of the Acquiring Fund’s long-term shareholders may be adversely affected by certain short-term trading activity by other Contract owners invested in the Separate Accounts. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Acquiring Fund shares held by long-term shareholders and have other adverse effects on the Acquiring Fund. This type of excessive short-term trading activity is referred to herein as “market timing.” The Acquiring Fund is not intended as a vehicle for market timing. The Board of Trustees has adopted the policies and procedures set forth below with respect to frequent trading of Acquiring Fund shares.

The Acquiring Fund, directly and through its service providers, and the insurance company and qualified retirement plan service providers (collectively, “service providers”) with the cooperation of the insurance companies takes various steps designed to deter and curtail market timing. For example, regarding round trip transfers, redemptions by a shareholder from a sub-account investing in the Acquiring Fund is permitted; however, once a complete or partial redemption has been made from a sub-account that invests in the Acquiring Fund, through a sub-account transfer, shareholders will not be permitted to transfer any value back into that sub-account (and corresponding Acquiring Fund) within fifteen (15) calendar days of the redemption. We will treat as short-term trading activity any transfer that is requested into a sub-account that was previously redeemed within the previous fifteen (15) calendar days, whether the transfer was requested by the shareholders or a third party authorized by the shareholder.

In addition to identifying any potentially disruptive trading activity, the Acquiring Fund’s Board of Trustees has adopted a policy of “fair value” pricing to discourage investors from engaging in market timing or other excessive trading strategies for the Acquiring Fund. The Trust’s “fair value” pricing policy applies to all Funds where a significant event has occurred. The Acquiring Fund’s “fair value” pricing policy is described under “Investment in Trust Shares” above.

The practices and policies described above are intended to deter and curtail market timing in the Acquiring Fund. However, there can be no assurance that these policies, together with those of the Insurance Companies, and any other insurance company that may invest in the Acquiring Fund in the future, will be totally effective in this regard.

Share Redemption

Investors redeem shares to make benefit or withdrawal payments under the terms of the Contracts or other arrangements. Redemptions typically are processed on any day on which the Trust and New York Stock Exchange are open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust’s transfer agent.

The Trust may suspend the right of redemption only under the following unusual circumstances:

•	When the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;
•	When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or
•	During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

Tax Status

The Acquiring Fund intends to continue to qualify as a “Regulated Investment Company” under Subchapter M of the Code. The Acquiring Fund intends to distribute all its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income or excise taxes. The interests in the Acquiring Fund are owned by one or more Separate Accounts that hold such interests pursuant to Contracts and by various funds of the Trust, which are regulated investment companies under Subchapter M of the Code, by qualified and certain non-qualified pension plans and by Jackson National.

The Acquiring Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of the Acquiring Fund are considered separately for purposes of determining whether or not the Acquiring Fund qualifies as a regulated investment company.

Because the shareholders of the Acquiring Fund are Separate Accounts of variable insurance contracts, qualified and unqualified retirement plans, there are no tax consequences to those shareholders for buying, holding, exchanging and selling shares of the Acquiring Funds. Distributions from the Acquiring Funds are not taxable to those shareholders. However, owners of Contracts should consult the applicable Separate Account Prospectus for more detailed information on tax issues related to the Contracts.

The Acquiring Fund intends to comply with the diversification requirements currently imposed by the Code and U.S. Treasury regulations thereunder, on separate accounts of insurance companies as a condition of maintaining the tax deferred status of the Contracts issued by Separate Accounts. The Investment Advisory and Management Agreement and Sub-Advisory Agreement requires the Acquiring Fund to be operated in compliance with these diversification requirements. The sub-adviser may depart from the investment strategy of the Acquiring Fund only to the extent necessary to meet these diversification requirements.

FINANCIAL HIGHLIGHTS

The following table provides selected per share data for one share of the Acquiring Fund and Acquired Fund. The information does not reflect any charges imposed under a Contract. If charges imposed under a variable contract were reflected, the returns would be lower. You should refer to the appropriate Contract prospectus regarding such charges.

The annual information below has been derived from financial statements audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Annual Report. The information as of June 30, 2013 (semi-annual report) has not been audited.

JNL Series Trust
Financial Highlights
For a Share Outstanding

		Increase (Decrease) from Investment Operations(a)			Distributions from			Supplemental Data				Ratios(b)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(c)		Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/M&G Global Basics Fund
Class A
06/30/2013 **	$13.66	$0.10	$(0.43)	$(0.33)	$–	$–	$13.33	(2.42	) %	$211,770	24%	1.21%	1.21%	1.46%
12/31/2012	13.15	0.19	0.83	1.02	(0.15)	(0.36)	13.66	7.90		215,548	41	1.20	1.20	1.36
12/31/2011	14.98	0.13	(1.90)	(1.77)	(0.03)	(0.03)	13.15	(11.89)		275,623	33	1.21	1.21	0.88
12/31/2010	12.27	0.04	2.80	2.84	(0.08)	(0.05)	14.98	23.19		195,399	18	1.22	1.22	0.31
12/31/2009	8.42	0.05	3.89	3.94	(0.03)	(0.06)	12.27	46.88		29,708	43	1.21	1.21	0.47
12/31/2008 *	10.00	0.00	(1.58)	(1.58)	–	–	8.42	(15.80)		4,703	10	1.24	1.24	(0.03)
Class B
06/30/2013	13.72	0.08	(0.40)	(0.32)	–	–	13.40	(2.33)		51	24	1.01	1.01	1.12
12/31/2012	13.21	0.20	0.86	1.06	(0.19)	(0.36)	13.72	8.14		109	41	1.00	1.00	1.46
12/31/2011	15.02	0.16	(1.91)	(1.75)	(0.03)	(0.03)	13.21	(11.73)		107	33	1.01	1.01	1.07
12/31/2010	12.30	0.06	2.81	2.87	(0.10)	(0.05)	15.02	23.37		115	18	1.02	1.02	0.50
12/31/2009	8.43	0.08	3.89	3.97	(0.04)	(0.06)	12.30	47.19		160	43	1.01	1.01	0.75
12/31/2008 *	10.00	0.00	(1.57)	(1.57)	–	–	8.43	(15.70)		84	10	1.04	1.04	0.17
JNL/Oppenheimer Global Growth Fund
Class A
06/30/2013 **	$11.40	$0.11	$0.77	$0.88	$–	$–	$12.28	7.72%		$774,703	10%	1.00%	1.00%	1.79%
12/31/2012	9.55	0.14	1.82	1.96	(0.11)	–	11.40	20.54		636,096	34	1.01	1.01	1.33
12/31/2011	10.47	0.13	(0.99)	(0.86)	(0.06)	–	9.55	(8.22)		546,730	19	1.01	1.01	1.25
12/31/2010	9.14	0.09	1.31	1.40	(0.07)	–	10.47	15.38		401,636	25	1.06	1.06	0.97
12/31/2009	7.00	0.10	2.65	2.75	(0.12)	(0.49)	9.14	39.42		289,972	21	1.06	1.06	1.19
12/31/2008	14.97	0.21	(6.42)	(6.21)	(0.17)	(1.59)	7.00	(40.86)		176,084	22	1.06	1.06	1.71
Class B
06/30/2013	11.54	0.12	0.78	0.90	–	–	12.44	7.80		903	10	0.80	0.80	1.96
12/31/2012	9.66	0.16	1.85	2.01	(0.13)	–	11.54	20.82		839	34	0.81	0.81	1.49
12/31/2011	10.59	0.15	(1.01)	(0.86)	(0.07)	–	9.66	(8.11)		631	19	0.81	0.81	1.40
12/31/2010	9.23	0.11	1.34	1.45	(0.09)	–	10.59	15.68		616	25	0.86	0.86	1.16
12/31/2009	7.07	0.11	2.68	2.79	(0.14)	(0.49)	9.23	39.58		507	21	0.86	0.86	1.40
12/31/2008	15.11	0.22	(6.46)	(6.24)	(0.21)	(1.59)	7.07	(40.69)		340	22	0.86	0.86	1.82
*	Commencement of operations was as follows: JNL/M&G Global Basics Fund – October 6, 2008.
**	The information as of June 30, 2013 has not been audited.
(a)	Calculated using the average shares method.
(b)	Annualized for periods less than one year.
(c)
Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(d)
Portfolio turnover is not annualized for periods of less than one year and excludes dollar roll transactions. Securities sold short are considered long term investments for purposes of calculating portfolio turnover. Portfolio turnover rate is based on the Feeder Funds’ or fund of funds’ purchases or sales of the Master Fund or underlying funds, respectively.

VOTING INFORMATION

The following information applies to the Reorganization of the Acquired Fund and Acquiring Fund for which you are entitled to vote.

The Meeting

The Meeting will be held at 9:30 a.m., Eastern time, on March 25, 2014, at 1 Corporate Way, Lansing, Michigan, together with any adjournment thereof. The Meeting is being held to consider and vote on the Plan of Reorganization, pursuant to which the Acquired Fund will be reorganized into the Acquiring Fund, as outlined below, and any other business that may properly come before the Meeting. Only shareholders of the Acquired Fund are entitled to vote on this matter, and approval or disapproval as to the Reorganization contemplated by the Plan of Reorganization will be solicited for the Acquired Fund, as follows:

Proposal		Shareholders Entitled to Vote on the Proposal
1.	To approve the Plan of Reorganization, which provides for the reorganization of the M&G Fund into the Oppenheimer Fund.	Shareholders of the M&G Fund

A copy of the Plan of Reorganization is attached hereto as Appendix A of this Proxy Statement/Prospectus.

The Board fixed the close of business on January 31, 2014, as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

Quorum and Voting

The Agreement and Declaration of Trust for the Trust, dated June 1, 1994 (the “Declaration of Trust”), provides that thirty percent of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, and that thirty percent of the aggregate number of shares in any Fund that are entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Fund at a shareholders meeting.

The Declaration of Trust further provides that shares may be voted in person or by proxy. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. A proxy shall be revocable at any time prior to its exercise by a written notice addressed to and received by the Secretary of the Trust. Unless otherwise specified in the proxy, the proxy shall apply to all shares of each Fund owned by the shareholder.

Required Vote

The Declaration of Trust does not confer on shareholders a right to vote on consolidation or termination of a series of the Trust. However, SEC rules under the Investment Company Act of 1940 (“1940 Act”) require approval by a majority of the outstanding voting securities of the Acquired Fund. Thus a majority of the outstanding voting securities of the Acquired Fund is required to approve its Reorganization.

Where a vote of the “majority of the outstanding voting securities” of a Fund is required to approve a Proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The approval of a Proposal depends upon whether a sufficient number of votes are cast for the Proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal.

Contract Owner Voting Instructions

The Trust is organized as a Massachusetts business trust. Shares of the Trust currently are sold only to Separate Accounts of the Insurance Companies to fund the benefits of variable insurance contracts, to qualified and certain non-qualified employee benefit plans of Jackson National or directly to the Insurance Companies. In addition, shares of the Trust are sold to certain funds of the Trust organized as fund of funds. Although the Insurance Companies legally own all of the shares of each Fund held in their respective Separate Accounts that relate to the Contracts, a portion of the value of each Contract is invested by the Insurance Companies, as provided in the Contract, in shares of one or more Funds.

Contract owners have the right under the interpretations of the 1940 Act to instruct the relevant Insurance Company how to vote the shares attributable to their Contract. Contract owners at the close of business on the Record Date will be entitled to notice of the Meeting and to instruct the relevant Insurance Company how to vote at the Meeting or any adjourned session. The Insurance Company will vote all such shares in accordance with the voting instructions timely given by the Contract owners with assets invested in the Acquired Fund. Shares for which the Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal. Shares for which the Insurance Company receives no timely voting instructions from Contract owner will be voted by the applicable Insurance Company either for or against approval of the applicable Proposal, or as an abstention, in the same proportion as the Shares for which Contract owners have provided voting instructions to the Insurance Company. The Insurance Companies will vote their own shares in the same proportion as voting instructions timely given by Contract owners. As a result, a small number of Contract owners may determine the outcome of the vote.

Contract owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to their Contract as of the Record Date. The Insurance Companies have fixed the close of business on March 20, 2014 as the last day on which voting instructions will be accepted.

Proxy and Voting Instruction Solicitations

The Board is soliciting proxies from shareholders of the Acquired Fund. The Insurance Companies are the shareholders of record and are soliciting voting instructions from their Contract owners as to how to vote at the Meeting. In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, facsimile, telephone or personal contact by officers or employees of the Trust, JNAM or officers or employees of the Insurance Companies.

JNAM, as the Trust’s Administrator, has retained the services of Computershare Fund Services (“Computershare”), 280 Oser Avenue, New York, New York 11788, to assist in the tabulation of voting instructions. The anticipated cost of the services to be provided by Computershare in connection with this proxy solicitation is approximately $11,000.

The costs of printing and mailing of the Notice, this Proxy Statement/Prospectus, and the accompanying voting instruction card, and the solicitation of Contract owner voting instructions, will be paid by JNAM. The Trust does not expect to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

Adjournments

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the management of the Trust receives an insufficient number of votes to approve the Proposal, the Meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment. The approval of the Proposal depends upon whether a sufficient number of votes are cast for the Proposal. Accordingly, an instruction to abstain from voting on the Proposal has the same practical effect as an instruction to vote against the Proposal.

Revocation of Voting Instructions

Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Insurance Companies a superseding voting instruction form or written notice of revocation. Only the Contract owner executing the voting instructions can revoke them. The Insurance Companies will vote the shares of the Acquired Fund in accordance with all properly executed and un-revoked voting instructions.

Outstanding Shares and Principal Shareholders

The Insurance Companies will vote on the Reorganization as instructed by their Contract owners. As of January 31, 2014, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Acquired Fund.

Because the shares of the Funds are sold only to the Insurance Companies, certain Funds of the Trust organized as fund-of-funds, and certain qualified and nonqualified retirement plans, the Insurance Companies, through the Separate Accounts which hold shares in the Trust as funding vehicles for the Contracts, are the owner of record of substantially all of the shares of the Trust. In addition, Jackson National, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes. The table below shows the number of outstanding shares of the Acquired Fund as of the Record Date that are entitled to vote at the Meeting.

Fund	Total Number	Number of Class A	Number of Class B
M&G Fund	12,584,078.005	12,580,141.812	3,936.193

As of January 31, 2014, to the Trust ’ s knowledge, the following persons beneficially owned more than 5% of the shares of the Acquired Fund:

Shareholder ’s or Contract owner ’s Name/Address	Percent Beneficial Ownership of Shares of the Fund	Percent Beneficial Ownership of Shares of the Combined Fund (assuming the Reorganizations occur)
JNL/S&P Managed Growth Fund 1 Corporate Way Lansing, MI 48951	42.69% 5,370,121.190 Class A Shares	17.35%
JNL/S&P Managed Aggressive Growth Fund 1 Corporate Way Lansing, MI 48951	18.04% 2,269,310.610 Class A Shares	7.72%

*     *     *     *     *

APPENDIX A

Plan Of Reorganization

JNL Series Trust
JNL/M&G Global Leaders Fund
JNL/Oppenheimer Global Growth Fund

This Plan of Reorganization has been entered into on April 25, 2014, by JNL Series Trust (the “Trust”), a Massachusetts business trust, on behalf of its JNL/M&G Global Basics Fund (the “M&G Fund” or “Acquired Fund”), JNL/Oppenheimer Global Growth Fund (the “Oppenheimer Fund” or “Acquiring Fund”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission in accord with the provisions of the Investment Company Act of 1940 as amended (the “1940 Act”), as an open-end management investment company, and has established several separate series of shares (“funds”), with each fund having its own assets and investment policies;

WHEREAS the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, has each determined that the transactions described herein are fair and reasonable, that participation in the transactions described herein is in the best interests of the Acquired Fund, and that the interests of the existing shareholders of both the Acquired Fund and the Acquiring Fund will not be diluted as a result of the transactions described herein;

WHEREAS Article IV, Section 3 of the Trust’s Declaration of Trust, dated June 1, 1994 (the “Declaration of Trust”), authorizes the Board of Trustees to direct the management of the business and affairs of the Trust; and

WHEREAS the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, has approved the reorganization of the Acquired Fund with and into the Acquiring Fund, subject to the approval of the shareholders of the Acquired Fund;

NOW, THEREFORE, all the assets, liabilities and interests of the Acquired Fund shall be transferred on the Closing Date to the Acquiring Fund, as described below; provided, however, that such transaction shall not occur unless and until this Plan of Reorganization shall have first been approved by a majority of the outstanding voting securities of the Acquired Fund as provided in Section 2(a)(42) of the 1940 Act:

1.
The Closing Date shall be April 25, 2014, or if the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund or the Acquiring Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted, or trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the judgment of the Board of Trustees, accurate appraisal of the value of either the Acquired Fund’s or the Acquiring Fund’s net assets and/or the net asset value per share of either class of Acquiring Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading has been fully resumed and such reporting has been restored;

2.
On or before the Closing Date, and before effecting the reorganization transaction described herein, the Trust shall have received a satisfactory written opinion of legal counsel as to such transaction that:

a.
such transaction will qualify as a “reorganization” (as defined in Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”)), and each Fund will be “a party to a reorganization” (within the meaning of Section 368(b) of the Code); the Acquired Fund will recognize no gain or loss on the transfer of the assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the liabilities or on the subsequent distribution of the Acquiring Fund shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares; the Acquiring Fund will recognize no gain or loss on its receipt of the assets in exchange solely for Acquiring Fund Shares and its assumption of the related liabilities; the Acquiring

Fund’s basis in each asset will be the same as the Acquired Fund’s basis therein immediately before the reorganization transaction, and the Acquiring Fund’s holding period for each asset will include the Acquired Fund’s holding period therefore (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period); an Acquired Fund shareholder will recognize no gain or loss on the exchange of all its Acquired Fund shares solely for Acquiring Fund shares pursuant to the reorganization transaction; and an Acquired Fund shareholder’s aggregate basis in the Acquiring Fund shares it receives in the reorganization transaction will be the same as the aggregate basis in its Acquired Fund shares it actually or constructively surrenders in exchange for those Acquiring Fund shares, and its holding period for those Acquiring Fund shares will include, in each instance, its holding period for those Acquired Fund shares, provided the Acquired Fund shareholder holds those Acquired Fund shares as capital assets at the Closing Date; and

b.
the securities to be issued in connection with such transaction have been duly authorized and, when issued in accordance with this Plan of Reorganization, will have been validly issued and fully paid and will be non-assessable by the Trust on behalf of the Acquiring Fund.

3.
In exchange for all of its shares of Acquired Fund, each shareholder of the Acquired Fund shall receive a number of shares, including fractional shares, of the Acquiring Fund equal in dollar value to the number of whole and fractional shares that such shareholder owns in the Acquired Fund. Each shareholder of the Acquired Fund shall thereupon become a shareholder of the Acquiring Fund.

4.
For purposes of this transaction, the value of the shares of the Acquiring Fund and the Acquired Fund shall be determined as of 4:00 p.m., Eastern Time, on the Closing Date. Those valuations shall be made in the usual manner as provided in the relevant prospectus of the Trust.

5.
Upon completion of the foregoing transaction, the Acquired Fund shall be terminated and no further shares shall be issued by it. The classes of the Trust’s shares representing the Acquired Fund shall thereupon be closed and the shares previously authorized for those classes shall be reclassified by the Board of Trustees. The Trust’s Board of Trustees and management of the Trust shall take whatever actions may be necessary under Massachusetts law and the 1940 Act to effect the termination of the M&G Fund.

6.
The costs and expenses of this transaction associated with soliciting proxies, including the preparation, filing, printing and mailing of proxy solicitation material and disclosure documents, and obtaining an consent from independent registered public accounting firm, shall be borne by Jackson National Asset Management, LLC.

7.
The legal expenses of this transaction, including the legal fees incurred in connection with the analysis under the Code of the taxability of this transaction and the preparation of the tax opinion referred to in paragraph 2.a. above, shall be borne by the Acquiring Fund.

A copy of the Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. Notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding on any of the Trustees, officers, or shareholders of the Trust individually, but only binding on the assets and properties of the Trust.

IN WITNESS WHEREOF, JNL Series Trust, on behalf of the JNL/M&G Global Basics Fund and JNL/Oppenheimer Global Growth Fund has each caused this Plan of Reorganization to be executed and attested in the City of Chicago, State of Illinois, on the date first written above.

JNL Series Trust

By:
Mark D. Nerud, President

Attest:
Daniel W. Koors, Vice President

APPENDIX B

More Information on Strategies and Risk Factors

JNL/Oppenheimer Global Growth Fund
Class A and B

Principal Investment Strategies. The Fund attempts to achieve its objective by investing mainly in common stocks of companies in the U.S and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-capitalization and large-capitalization companies.

The Fund is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically, the Fund invests in a number of different countries.

The portfolio manager primarily looks for U.S. and foreign companies with high growth potential. This approach includes fundamental analysis of a company’s financial statements and management structure and consideration of the company’s operations, product development, and industry position. The portfolio manager also evaluates factors affecting particular industries, market trends and general economic conditions.

The portfolio manager currently focuses stocks of small-, medium- and large-cap growth oriented companies worldwide, companies that stand to benefit from global growth trends at attractive valuations, businesses with strong competitive positions and high demand for their products or services, and cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities. These criteria may vary.

The Fund can invest in a number of different kinds of “derivative” instruments to seek increased returns or to try to hedge investment risks. It does not do so currently to a significant degree. In general terms, a derivative instrument is one where value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures and forward contracts are examples of derivatives.

The portfolio manager also considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, corporate restructuring and demographic changes. The portfolio manager does not invest any fixed amount of the Fund’s assets according to these criteria and the trends that are considered may change over time. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require a decision to do so.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks does not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. A variety of specific factors may influence its investment performance, such as the following:

•	Company risk
•	Currency risk
•	Cyclical opportunities risk
•	Depositary receipts risk
•	Equity securities risk

•	European investing risk
•	Foreign regulatory risk
•	Foreign securities risk
•	Growth investing risk
•	Investment strategy risk
•	Managed portfolio risk
•	Market risk
•	Special situations risk
•	Stock risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks. There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. Those additional risks are:

•	Convertible securities risk
•	Counterparty and settlement risk
•	Derivatives risk
•	Emerging market risk
•	Eurozone investment risk
•	Industry concentration risk
•	Leverage risk
•	Mid-capitalization investing risk
•	Preferred stock risk
•	Small cap investing risk
•	Temporary defensive positions and large cash positions risk

In addition, the performance of the Fund depends on the Sub-Adviser’s abilities to effectively implement the investment strategies of the Fund.

JNL/M&G Global Basics Fund
Class A and B

Principal Investment Strategies. The Fund seeks to invest in companies operating in basic industries (“primary” and “secondary” industries) as further described below and also in companies that service these industries. The Fund may also invest in other global equities.

The Fund focuses on the “building blocks of the global economy.” The Fund invests in companies that produce raw materials or turn them into products for consumers. Such companies can be found either in primary industries (raw materials) or in secondary industries (products and services, such as manufacturing, food production, construction, and energy). The Sub-Adviser seeks to identify companies that exhibit the following qualities: strong competitive edge and sustainable market share (e.g. leadership in a niche market, natural barriers to entry, technological advantage); a proven business model; financial strength (e.g. strong balance sheet, good revenue growth); and attractive valuations. Detailed, qualitative research is used, and importance is placed upon face-to-face company meetings and visits. The visits are used to identify industry themes and trends as well as to assess the quality of the company and its management.

The Fund is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a “diversified” fund.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks does not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. A variety of specific factors may influence its investment performance, such as the following:

•	Currency risk
•	Foreign regulatory risk
•	Foreign securities risk
•	Managed portfolio risk
•	Non-diversification risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks. There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to it. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. Those additional risks are:

•	Emerging markets risk
•	Market risk
•	Temporary defensive positions and large cash positions risk

In addition, the performance of the Fund depends on the Sub-Adviser’s abilities to effectively implement the investment strategies of the Fund.

Glossary of Risks

Company risk – Investments in U.S. and/or foreign traded equity securities may fluctuate more than the values of other types of securities in response to changes in a particular company’s financial conditions. For example, poor earnings performance of a company may result in a decline in its stock price.

Convertible securities risk – Convertible securities have investment characteristics of both equity and debt securities. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The value of the convertible and debt securities may fall when interest rates rise. Securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive than a fixed rate corporate bond.

Counterparty and settlement risk – Trading options, futures contracts, swaps, and other derivative financial instruments entails credit risk on the counterparties. Such instruments are not afforded the same protections as may apply to trading futures, options, swaps, and other derivatives instruments on organized exchanges. Substantial losses may arise from the insolvency, bankruptcy or default of a counterparty and risk of settlement default of parties with whom it trades securities. This risk may be heightened during volatile market conditions. Settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries thus increasing the risks.

Currency risk – Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of a Fund’s foreign securities may be subject to greater risk because both the price of the currency (relative to the U.S. dollar) and the price of the security may fluctuate with market and economic conditions.

Cyclical opportunities risk –The Fund might seek to take tactical advantage of changes in the business cycle evidencing growth potential, short-term market movements or changes affecting particular issuers or industries. If the anticipated changes do not occur, the value of the stock could fall. Cyclical stocks may tend to increase in value quickly during economic upturns, but they also tend to lose value quickly in economic downturns. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

Depositary receipts risk – Investments in securities of foreign companies in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) are subject to certain risks. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs typically are issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Depositary receipts may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Although the U.S. regulatory requirements applicable to ADRs generally are similar for both sponsored and un-sponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program. To the extent the Fund invests in depositary receipts of an un-sponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer on a timely basis. Depositary receipts involve many of the same risks as direct investments in foreign securities, these risks include: fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability.

Derivatives risk – Derivatives instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, counterparty risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. The Fund’s Adviser or Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged or the income to be generated, in order to realize the desired results from the investment. The Fund’s Adviser or Sub-Adviser must correctly predict price, credit or other applicable movements, during the life of a derivative, with respect to the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivative holdings were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio. If the Fund’s Adviser or Sub-Adviser uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful, and the Fund may lose money. To the extent that the Fund is unable to close out a position because of market illiquidity or counterparty default, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Investors should bear in mind that, while a Fund may intend to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors. The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the investment manager to utilize derivatives when it wishes to do so.

The Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a portion of its assets in these types of instruments, which could cause the Fund’s investment exposure to exceed the value of its portfolio securities and its investment performance could be affected by securities it does not own.

Emerging markets risk – Investments in emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those of more advanced countries. There may be government policies that restrict investment by foreigners, and a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to greater risk of adverse changes in earnings and business prospects than are companies in developed markets. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions or from problems in security registration or settlement and custody. The Fund will also be subject to the risk of negative foreign currency rate fluctuations.

Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

European investing risk – Europe includes both developed and emerging markets. Most developed countries in Western Europe are members of the European Union (EU), and many are also members of the European Economic and Monetary Union (EMU). The EMU imposes tight fiscal and monetary controls on its members or requires it for EMU membership. Performance is expected to be closely tied to social, political, and economic conditions within Europe and to be more volatile than the performance of more geographically diversified funds.

Eurozone investment risk – The European Union (EU) is an economic and political union of most western European countries and a growing number of eastern European countries. One of the key mandates of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. In order to pursue this goal, member states established the Economic and Monetary Union (EMU), which sets out different stages and commitments that member states need to follow to achieve greater economic and monetary policy coordination, including the adoption of a single currency, the Euro. Many member states have adopted the Euro as their currency and, as a result, are subject to the monetary policies of the European Central Bank (ECB).

The recent global economic crisis has caused severe financial difficulties for many EU countries, pushing some to the brink of insolvency and causing others to experience recession, large public debt, restructuring of government debt, credit rating downgrades and an overall weakening of banking and financial sectors. Some of those countries have depended on, and may continue to be dependent on the assistance from others such as the ECB, the International Monetary Fund, or other governments and institutions to address those issues. Failure by one or more EU countries to implement reforms or attain a certain performance level imposed as a condition of assistance, or an insufficient level of assistance, could deepen or prolong the economic downturn which could have a significant adverse effect on the value of investments in those and other European countries. By adopting the Euro as its currency, members of the EMU are subject to fiscal and monetary controls that could limit to some degree the ability to implement their own economic policies. Additionally, EMU member countries could voluntarily abandon the Euro or involuntarily be forced out of the Euro, including by way of a partial or complete dissolution of the monetary union. The effects of such outcomes on the rest of the Eurozone and global markets as a whole are unpredictable, but are likely to be negative, including adversely impacted market values of Eurozone and various other securities and currencies, redenomination of certain securities into less valuable local currencies, and more volatile and illiquid markets. Under such circumstances, investments denominated in Euros or replacement currencies may be difficult to value, the ability to operate an investment strategy in connection with Euro-denominated securities may be significantly impaired and the value of Euro-denominated investments may decline significantly and unpredictably.

Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. Through its ownership structure, the Adviser has a number of global financial industry affiliated entities. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Funds may be prohibited or limited in effecting transactions in certain securities. The Adviser and the Funds may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements. Foreign regulators or foreign laws may impose position limits on securities held by the Funds, and the Funds may be limited as to which securities they may purchase or sell, as well as, the timing of such purchases or sales. These foreign regulatory limits may increase the Funds’ expenses and may limit the Funds’ performance.

Foreign securities risk – These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments. In addition, there may be less publicly available information and more volatile or less liquid markets. Investments in foreign securities could be affected by restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices and regulation may be inadequate or irregular.

Growth investing risk – Growth stocks can perform differently from the market as a whole or other types of stocks. Growth stocks are generally priced based on future or anticipated earnings, and may be more expensive relative to their earnings or assets. As a result of forward-looking growth and revenue expectations, growth stocks tend to be more sensitive to changes in their earnings, contributing to their volatility.

Industry concentration risk – Companies within an industry are often faced with the same economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry, and their common stock may react similarly and move in unison to these and other market conditions. As a result, stocks within a certain industry in which the Fund invests may be more volatile, and carry greater risk of adverse developments affecting many of the Fund’s holdings, than a mixture of stocks of companies from a wide variety of industries.

Investment strategy risk – The Adviser or Sub-Adviser uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the Adviser or Sub-Adviser in using these investment strategies may not produce the returns expected by the Adviser or Sub-Adviser, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Leverage risk – Certain transactions, such as reverse repurchase agreements, dollar rolls, buy backs, futures, forwards, and the use of when-issued, delayed delivery or forward commitment transactions, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Fund to be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The effect of using leverage is to amplify the Fund’s gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, thus causing the Fund to be more volatile. To minimize these risks, the Funds attempt to segregate (cover) liquid assets sufficient to cover the value of such transactions. Such coverage techniques may not always be successful and the Funds could lose money.

Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve the Fund’s investment objective, or may negatively affect the Fund’s investment performance, or legislative, regulatory, or tax developments may affect the investment techniques available to the manager of the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Market risk – Stock market risk refers to the fact that stock (equities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund. Consequently, a broad-based market drop may also cause a stock’s price to fall.

Bond market risk generally refers to credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer’s credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds will fall. A broad-based market drop may also cause a bond’s price to fall.

Securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic conditions, or particular industries represented in the securities markets, such as competitive conditions. In addition, the markets may not favor a particular kind of security, such as dividend-paying securities, and may not favor equities or bonds at all.

Mid-capitalization investing risk – The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Non-diversification risk – The Fund is “non-diversified.” As such, the Fund may invest in a limited number of issuers. Under a definition provided by the Investment Company Act of 1940, as amended (the “1940 Act”), non-diversified funds may invest in fewer securities, or in larger proportions of the securities of single companies or industries. If these securities were to decline in value, there could be a substantial loss of the investment. In addition, because of the investment strategies, the Fund may hold a smaller number of issuers than if it were “diversified.” With a smaller number of different issuers, there is more risk than holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation total return and share price of a non-diversified portfolio.

Preferred stock risk – Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness and to changes in interest rates, and may decline in value if interest rates rise. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Small cap investing risk – Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. Small cap may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Stock risk – Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets. The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s stock.

Special situations risk – At times, the Fund may seek to benefit from what are considered “special situations,” such as mergers, reorganizations, restructurings or other unusual events, that are expected to affect a particular issuer. There is a risk that the expected change or event might not occur, which could cause the price of the security to fall, perhaps sharply. In that case, the investment might not produce the expected gains or might cause a loss. This is an aggressive investment technique that may be considered speculative.

Temporary defensive positions and large cash positions risk – In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, and sub-adviser transitions, the Fund may temporarily hold all or a significant portion, without limitation, of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy or holds large cash positions, it will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the portfolio and may affect performance.

APPENDIX C

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, to the Trust’s knowledge, the following persons owned beneficially or of record 5% or more of the Class A or Class B shares of a Fund.

Shareholder ’ s or Contract owner ’ s Name/Address	Percent Beneficial Ownership of Shares of the Fund	Percent Beneficial Ownership of Shares of the Combined Fund (assuming the Reorganization occurs)
JNL/S&P Managed Growth Fund 1 Corporate Way Lansing, MI 48951	42.69% 5,370,121.190 Class A Shares	17.35%
JNL/S&P Managed Aggressive Growth Fund 1 Corporate Way Lansing, MI 48951	18.04% 2,269,310.610 Class A Shares	7.72%

STATEMENT OF ADDITIONAL INFORMATION

January 31, 2014

JNL SERIES TRUST

JNL/M&G Global Basics Fund
(a series of JNL Series Trust)
 (the “Acquired Fund”)

AND

JNL/Oppenheimer Global Growth Fund
(a series of JNL Series Trust)
 (the “Acquiring Fund”)

1 Corporate Way
Lansing, Michigan 48951
(517) 381-5500

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
JNL/M&G Global Basics Fund	JNL/Oppenheimer Global Growth Fund

This Statement of Additional Information (the “SAI”) relates specifically to the proposed reorganization of the Acquired Fund into the Acquiring Fund under which the Acquiring Fund would acquire all of the assets of the Acquired Fund in exchange solely for shares of the Acquiring Fund and that Acquiring Fund ’ s assumption of all of the Acquired Fund ’ s liabilities (the “Reorganization”). This SAI is available to separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York with amounts allocated to an Acquired Fund and to other shareholders of the Acquired Funds as of January 31, 2014 .

This SAI consists of the cover page, the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

(1)  The Acquiring Fund’s and Acquired Fund’s Statement of Additional Information dated April 29, 2013, as supplemented (File Nos. 033-87244 and 811-8894);

(2)  The Annual Report to Shareholders of the Acquiring Fund and Acquired Fund for the fiscal year ended December 31, 2012 (File Nos. 033-87244 and 811-8894);

(3)  The Semi-Annual Report to Shareholders of the Acquiring Fund and Acquired Fund for the period ended June 30, 2013 (File Nos. 033-87244 and 811-8894);

This SAI is not a prospectus. A Combined Proxy Statement and Prospectus dated January 31, 2014 relating to the Reorganization (the “Proxy Statement/Prospectus”) may be obtained, without charge, by writing to the Trust at 1 Corporate Way, Lansing, Michigan 48951 or calling (517) 381-5500. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

PRO FORMA FINANCIAL INFORMATION

JNL/M&G Global Basics Fund merging into JNL/Oppenheimer Global Growth Fund

The unaudited pro forma information provided herein should be read in conjunction with the annual and semi-annual reports of JNL/M&G Global Basics Fund and JNL/Oppenheimer Global Growth Fund dated December 31, 2012 and June 30, 2013, respectively. All of the shareholder reports are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the twelve months ended June 30, 2013 is intended to present supplemental data as if the proposed Reorganization of JNL/M&G Global Basics Fund (the “Acquired Fund”) into JNL/Oppenheimer Global Growth Fund (the “Acquiring Fund”) (collectively, the “Funds”) had occurred as of July 1, 2012. The Reorganization is intended to consolidate the Acquired Fund with a similar fund advised by Jackson National Asset Management LLC (“JNAM” or “Funds Management”). The Acquiring Fund is advised by JNAM and sub-advised by OppenheimerFunds, Inc. Subject to shareholder approval, the Reorganization is expected to be effective as of the close of business on April 25, 2014, or on a later date the Trust decides upon ( “Closing Date ”).

The Reorganization provides for the acquisition of all the assets and all the liabilities of the Acquired Fund by the Acquiring Fund, in a tax-free exchange for shares of the Acquiring Fund at net asset value. Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor. As a result of the Reorganization, Class A and Class B shareholders of the Acquired Fund would become shareholders of Class A and Class B, respectively, of the Acquiring Fund.

The costs of the Reorganization will be borne by JNAM, the Acquired Fund and the Acquiring Fund. The costs and expenses associated with the Reorganization relating to soliciting proxies and obtaining a consent of independent registered public accounting firm will be borne by JNAM, and no sales or other charges will be imposed on Contract owners in connection with the Reorganization. The legal and tax expenses associated with the Reorganization will be borne by the Acquiring Fund. The estimated legal and tax expenses for the Reorganization are $30,000. The expenses to be borne by Funds Management do not include any brokerage or other transaction expenses incurred by the Funds in connection with the Reorganization, which will remain the responsibility of the Funds and will be borne by the Oppenheimer Fund on a pro-rata basis based on average daily net assets as of the Closing Date. It is not anticipated that the securities of the combined portfolio will be sold in material amounts following the consummation of the Merger in order to comply with the policies and investment practices of the Acquiring Fund, and as result it is estimated that there will be no brokerage or other transaction expenses incurred by the Funds . Please see “Additional Information about the Reorganization” for more information.

The Funds have the same adviser, administrator, distributor, fund accounting agent and custodian. Each service provider has entered into an agreement with JNAM which governs the provision of services to the Funds. Such agreements contain the same terms with respect to each Fund.

As of June 30, 2013, the net assets of the Acquired Fund and the Acquiring Fund were $211,821,073 and $775,605,501, respectively. The net assets of the pro forma combined fund as of June 30, 2013 would have been $987, 396 ,574 had the Reorganization occurred on that date. The actual net assets of the M&G Fund and the Oppenheimer Fund on the Closing Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares. No assurance can be given as to how many shares of the Oppenheimer Fund will be received by shareholders of the M&G Fund on the Closing Date.

On a pro forma basis for the twelve months ended June 30, 2013, the proposed Reorganization would result in a decrease of $601,939 in advisory fees. There is no impact to administration fees and other operating expenses had the Reorganization occurred on July 1, 2012.

No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation and Subchapter M compliance.

The proposed Reorganization is expected to be tax-free for federal income tax purposes. This means that no gain or loss will be recognized by the Acquired Fund or its shareholders as a result of the Reorganization. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Acquired Fund will be the same as the aggregate tax basis the shareholders of the Acquired Fund held in their shares of the Acquired Fund immediately before the merger.

If the Reorganization is consummated, the combined Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. In addition, the Acquired Fund and Acquiring Fund will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies. Accordingly, no provision for federal income taxes is required.

As of June 30, 2013, the Acquired Fund and the Acquiring Fund had no net capital loss carryforwards.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available *24 hours*

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available *24 hours*

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on March 25, 2014

Please detach at perforation before mailing.

PROXY | **JNL/M&G GLOBAL BASICS FUND OF THE JNL SERIES TRUST** | **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – MARCH 25, 2014

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the JNL/M&G Global Basics Fund of the JNL Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Tuesday, March 25, 2014 at 9:30 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

JNL_25201_013014

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the JNL/M&G Global Basics Fund of the JNL Series Trust To Be Held on March 25, 2014

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of a proxy card are available on the website at www.proxy-direct.com/jac-25201

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PLAN OF REORGANIZATION.

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

JNL_25201_013014

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on March 25, 2014

Please detach at perforation before mailing.

JNL/M&G GLOBAL BASICS FUND OF THE JNL SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – MARCH 25, 2014

[INSURANCE COMPANY NAME DROP-IN]

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the JNL/M&G Global Basics Fund of the JNL Series Trust (the "Fund") attributable to his or her variable annuity or variable life insurance contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Tuesday, March 25, 2014 at 9:30 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 21, 2014, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I, III, IV, and/or V and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I, and JNLNY Separate Account II.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposal specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

JNL_25201_VI_013014

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the JNL/M&G Global Basics Fund of the JNL Series Trust To Be Held on March 25, 2014

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card and the form of a proxy card are available on the website at www.proxy-direct.com/jac-25201

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PLAN OF REORGANIZATION.

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

JNL_25201_VI_013014